UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 16, 2026
Roivant Sciences Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Addresses of Principal Executive Offices, and Zip Code)
+44 207 400 3347
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0000000341740141 per share	ROIV	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On September 16, 2026, Roivant Sciences Ltd. (the “Company”) held its 2026 Annual General Meeting of Shareholders. At that meeting, the shareholders considered and acted upon three proposals as described in more detail in the Company’s proxy statement for its 2026 Annual General Meeting of Shareholders filed with the SEC on July 29, 2026 (the “Proxy Statement”).
Of 722,406,273 common shares outstanding and entitled to vote as of the close of business on the record date for the meeting, July 23, 2026, the holders of record of 652,143,869 common shares, representing approximately 90.3% of the shares entitled to vote, were present at the meeting either in person or by proxy, which constituted a quorum for the transaction of business. All proposals on the agenda were approved by the shareholders. Below are the final voting results.
1. Shareholders re-elected the individuals named below to serve as Class II directors of the Company, to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2029, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Election of each director required approval by a plurality of the votes cast.

Nominee	For	Withheld	Broker Non-Vote
Daniel Gold	375,791,264	210,203,958	66,148,647
Meghan FitzGerald	422,428,908	163,566,314	66,148,647
2.Shareholders ratified the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027, and to appoint EY as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the fiscal year ending March 31, 2027. Ratification required the affirmative vote of a majority of the votes cast.

For	651,315,490
Against	731,364
Abstain	97,015
Broker Non-Vote	0
3.Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, including the compensation tables and related narrative disclosures. Approval required the affirmative vote of a majority of the votes cast.

For	316,702,500
Against	269,062,122
Abstain	230,600
Broker Non-Vote	66,148,647

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded with Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROIVANT SCIENCES LTD.

By:	/s/ Keyur Parekh
Name: Keyur Parekh
Title: Authorized Signatory

Dated: September 18, 2026